                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: OCTOBER 5, 2001


                             COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        COLORADO                                      000-12471                                      84-0731006
----------------------------                          ---------                                   ---------------
(State or other jurisdiction                      (Commission File                               (I.R.S. Employer
     of incorporation)                                 Number)                                  Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c) Exhibits.

         No.      Description

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of Colorado MEDtech, Inc. to be used on October 8, 2001 and from time to time thereafter.

ITEM 9. REGULATION FD DISCLOSURE

         On October 8, 2001, Colorado MEDtech, Inc. management will meet with investors and analysts. A copy of the presentation materials of the company's President and Chief Executive Officer and Chief Financial Officer that will be used at those meetings and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.






                                      -2-



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 5th day of October, 2001.


                                       COLORADO MEDTECH, INC.


                                       By: /s/ Gregory A. Gould
                                          ----------------------------------
                                            Gregory A. Gould
                                            Chief Financial Officer



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



                               INDEX TO EXHIBITS





       EXHIBIT
       NUMBER     DESCRIPTION
       ------     -----------

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of
                  Colorado MEDtech, Inc. to be used on October 8, 2001 and from time to time thereafter.